UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2016 (February 23, 2016)

ALEXZA PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51820	77-0567768
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Alexza Pharmaceuticals, Inc. 2091 Stierlin Court Mountain View, California	94043
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 944-7000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01.	Entry into a Material Definitive Agreement.

On February 23, 2016, Alexza Pharmaceuticals, Inc., or the Company, and Teva Pharmaceuticals USA, Inc., or Teva, entered into (i) Amendment No. 2, or the Second Amendment, to License and Supply Agreement dated May 7, 2013, as amended, or the License Agreement; (ii) an Amended and Restated Convertible Promissory Note that amends and restates the Convertible Promissory Note dated May 7, 2013, as amended, or the Amended Note; (iii) a Stock Issuance Agreement, or the Stock Issuance Agreement; and (iv) an Amended and Restated Registration Rights Agreement, or the Rights Agreement, that amends and restates the Registration Rights Agreement dated January 6, 2014. The Second Amendment completes the previously announced reacquisition of ADASUVE in the collaboration with Teva as described in the Current Report on Form 8-K filed on October 30, 2015.

The Second Amendment provides for (i) the transfer of the New Drug Application, or NDA, and related regulatory filings for ADASUVE to the Company and the assumption of responsibility by the Company for all regulatory activities related to ADASUVE in the United States as soon as practicable; (ii) an exclusive license of Teva intellectual property with respect to ADASUVE, which intellectual property will be assigned to the Company in connection with a change of control of the Company or an exclusive license to ADASUVE in the United States from the Company to a third party; (iii) the Company undertaking responsibility for the ADASUVE United States Phase 4 study, product pharmacovigilance, medical services, and REMS compliance, either through Teva’s vendors or vendors otherwise selected by the Company; (iv) the transfer to the Company from Teva of existing supplies of ADASUVE as well as all commercial, medical and academic materials, documents and relationships; (v) the right of the Company to sell Teva-labeled product in accordance with all applicable laws and Teva policies; (vi) the satisfaction and termination of all payment obligations of the parties with respect to the commercialization of ADASUVE except as described below with respect to the Amended Note and the Company’s issuance of shares of its common stock to Teva; and (vii) a mutual release between the parties with respect to claims under the License Agreement.

The Amended Note provides that (i) the Company shall issue of 2,172,886 shares of its common stock, or the Shares, to Teva pursuant to the Stock Issuance Agreement as consideration for a reduction in the outstanding balance of the Amended Note by $5,000,000 and forgiveness of all accrued and unpaid interest under the Amended Note; (ii) the Company shall repay the remaining $20,000,000 outstanding balance of the Amended Note in four annual consecutive payments of $5,000,000 beginning in the first calendar year following the calendar year in which the aggregate annual net sales of ADASUVE and any other Staccato-enabled products first reach $50,000,000 in the United States; and (iii) allows for prepayment by the Company of the outstanding balance of the Amended Note. The Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, or the Securities Act, with respect to the Shares pursuant to the Rights Agreement.

The Company intends to submit a FOIA Confidential Treatment Request to the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended, requesting that it be permitted to redact certain portions of the Second Amendment. The omitted material will be included in the request for confidential treatment.

On February 24, 2016, the Company issued a press release describing the Second Amendment and the Amended Note. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Section 3 – Securities and Trading Markets

Item 3.02	Unregistered Sales of Equity Securities

The information provided under Item 1.01 is incorporated into this Item 3.02 by reference.

The Shares were issued to Teva on February 23, 2016 in accordance with the terms of the Amended Note and the related Stock Issuance Agreement dated February 23, 2016, or the Stock Issuance Agreement, as partial consideration for a reduction in the outstanding balance of the Amended Note by $5,000,000 and forgiveness of all accrued and unpaid interest under the Amended Note.

The Stock Issuance Agreement contains representations and warranties that each party will make to, and solely for the benefit of, the other in the context of all of the terms and conditions of that agreement and in the context of the specific relationship between the parties. The provisions of the Stock Issuance Agreement, including the representations and warranties contained therein, will not be for the benefit of any party other than the parties to such agreement, and will not be intended as a document for investors and the public to obtain factual information about the current state of affairs of the parties to such agreement.

The Shares issued to Teva pursuant to the Stock Issuance Agreement were not registered at the time of issuance under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements, but the Company has agreed to provide certain registration rights under the Securities Act with respect to the Shares pursuant to the Rights Agreement.

The Company issued the Shares in reliance on the exemption from registration provided for under Section 4(a)(2) of the Securities Act and Regulation D promulgated thereunder. The Company relied on the exemption from registration based in part on the representations made by Teva, including the representations with respect to Teva’s status as an accredited investor, as such term is defined in Rule 501(a) of the Securities Act, and Teva’s investment intent with respect to the Shares, and appropriate legends will be affixed to the certificates representing the Shares. This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy, nor shall there be any sale of, the securities described herein in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release entitled “Alexza Pharmaceuticals Reacquires U.S. Commercial Rights for ADASUVE® (loxapine) inhalation powder” dated February 24, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALEXZA PHARMACEUTICALS, INC.
Date: February 24, 2016
	By:	/s/ Thomas B. King
Thomas B. King President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release entitled “Alexza Pharmaceuticals Reacquires U.S. Commercial Rights for ADASUVE® (loxapine) inhalation powder” dated February 24, 2016.